Exhibit 99.B(h)(7)(C)(i)

AMENDED SCHEDULE A

with respect to the

AMENDED AND RESTATED
ISS PROXY VOTING FEE ALLOCATION AGREEMENT

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING Equity Dividend Fund
ING Financial Services Fund
ING Fundamental Research Fund
ING Index Plus LargeCap Equity Fund
ING Index Plus LargeCap Equity Fund II
ING Index Plus LargeCap Equity Fund III
ING Index Plus LargeCap Equity Fund IV
ING Index Plus LargeCap Equity Fund V
ING Index Plus LargeCap Equity Fund VI
ING LargeCap Growth Fund
ING LargeCap Value Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Principal Protection Fund VII
ING Principal Protection Fund VIII
ING Principal Protection Fund IX
ING Principal Protection Fund X
ING Principal Protection Fund XI
ING Principal Protection Fund XII
ING Real Estate Fund
ING SmallCap Opportunities Fund
ING SmallCap Value Multi-Manager Fund
ING Value Choice Fund

ING FUNDS TRUST

ING Classic Money Market Fund
ING GNMA Income Fund
ING High Yield Bond Fund
ING Institutional Prime Money Market Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE DEVELOPMENT EQUITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST

ING AllianceBernstein Mid Cap Growth Portfolio(1)
ING American Funds Asset Allocation Portfolio
ING American Funds Bond Portfolio
ING American Funds Growth Portfolio
ING American Funds Growth-Income Portfolio
ING American Funds International Portfolio
ING BlackRock Inflation Protected Bond Portfolio
ING BlackRock Large Cap Growth Portfolio(1)
ING BlackRock Large Cap Value Portfolio(1)
ING Capital Guardian U.S. Equities Portfolio(1)
ING Disciplined Small Cap Value Portfolio
ING EquitiesPlus Portfolio
ING Evergreen Health Sciences Portfolio(1)
ING Evergreen Omega Portfolio(1)
ING FMRSM Diversified Mid Cap Portfolio(1)
ING Franklin Income Portfolio
ING Franklin Mutual Shares Portfolio(1)
ING Focus 5 Portfolio
ING Global Real Estate Portfolio
ING Global Resources Portfolio(1)
ING Global Technology Portfolio(1)

(1)

Under the terms of the Management Agreement between ING Investors Trust and Directed Services, LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, LLC as provided in the Management Agreement.

ING Goldman Sachs Commodity Strategy Portfolio
ING International Growth Opportunities Portfolio(1)
ING Janus Contrarian Portfolio(1)
ING JPMorgan Emerging Markets Equity Portfolio(1)
ING JPMorgan Small Cap Core Equity Portfolio(1)
ING JPMorgan Value Opportunities Portfolio
ING Julius Baer Foreign Portfolio(1)
ING Legg Mason Value Portfolio(1)
ING Limited Maturity Bond Portfolio(1)
ING Liquid Assets Portfolio(1)
ING Lord Abbett Affiliated Portfolio(1)
ING Marsico Growth Portfolio(1)
ING Marsico International Opportunities Portfolio
ING MFS Total Return Portfolio(1)
ING MFS Utilities Portfolio
ING Mid Cap Growth Portfolio(1)
ING Multi-Manager International Small Cap Portfolio
ING Oppenheimer Main Street Portfolio®(1)
ING PIMCO Core Bond Portfolio(1)
ING PIMCO High Yield Portfolio(1)
ING Pioneer Equity Income Portfolio
ING Pioneer Fund Portfolio(1)
ING Pioneer Mid Cap Value Portfolio(1)
ING Stock Index Portfolio(1)
ING T. Rowe Price Capital Appreciation Portfolio(1)
ING T. Rowe Price Equity Income Portfolio(1)
ING Templeton Global Growth Portfolio(1)
ING UBS U.S. Allocation Portfolio(1)
ING Van Kampen Capital Growth Portfolio(1)
ING Van Kampen Global Franchise Portfolio(1)
ING Van Kampen Growth and Income Portfolio(1)
ING Van Kampen Large Cap Growth Portfolio
ING Van Kampen Real Estate Portfolio(1)
ING VP Index Plus International Equity Portfolio
ING Wells Fargo Disciplined Value Portfolio(1)
ING Wells Fargo Small Cap Disciplined Portfolio

ING MAYFLOWER TRUST

ING International Value Fund

ING MUTUAL FUNDS

ING Asia-Pacific Real Estate Fund
ING Disciplined International SmallCap Fund
ING Emerging Countries Fund
ING Emerging Markets Fixed Income Fund
ING European Real Estate Fund
ING Foreign Fund
ING Global Bond Fund
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Value Choice Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Equity Dividend Fund
ING International Growth Opportunities Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Choice Fund
ING International Value Opportunities Fund
ING Russia Fund

ING PARTNERS, INC.

ING American Century Large Company Value Portfolio
ING American Century Small-Mid Cap Value Portfolio
ING Baron Asset Portfolio
ING Baron Small Cap Growth Portfolio
ING Columbia Small Cap Value II Portfolio
ING Davis New York Venture Portfolio
ING Fidelity® VIP Contrafund® Portfolio
ING Fidelity® VIP Equity-Income Portfolio
ING Fidelity® VIP Growth Portfolio
ING Fidelity® VIP Mid Cap Portfolio
ING JPMorgan International Portfolio
ING JPMorgan Mid Cap Value Portfolio
ING Legg Mason Partners Aggressive Growth Portfolio

(1)

Under the terms of the Management Agreement between ING Investors Trust and Directed Services, LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, LLC as provided in the Management Agreement.

ING Legg Mason Partners Large Cap Growth Portfolio
ING Lord Abbett U.S. Government Securities Portfolio
ING Neuberger Berman Partners Portfolio
ING Neuberger Berman Regency Portfolio
ING OpCap Balanced Value Portfolio
ING Oppenheimer Global Portfolio
ING Oppenheimer Strategic Income Portfolio
ING PIMCO Total Return Portfolio
ING Pioneer High Yield Portfolio
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
ING T. Rowe Price Growth Equity Portfolio
ING Templeton Foreign Equity Portfolio
ING Thornburg Value Portfolio
ING UBS U.S. Large Cap Equity Portfolio
ING UBS U.S. Small Cap Growth Portfolio
ING Van Kampen Comstock Portfolio
ING Van Kampen Equity and Income Portfolio

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING SPorts Core Fixed Income Fund
ING SPorts Core Plus Fixed Income Fund

ING VARIABLE INSURANCE TRUST

ING GET U.S. Core Portfolio - Series 1
ING GET U.S. Core Portfolio - Series 2
ING GET U.S. Core Portfolio - Series 3
ING GET U.S. Core Portfolio - Series 4
ING GET U.S. Core Portfolio - Series 5
ING GET U.S. Core Portfolio - Series 6
ING GET U.S. Core Portfolio - Series 7
ING GET U.S. Core Portfolio - Series 8
ING GET U.S. Core Portfolio - Series 9
ING GET U.S. Core Portfolio – Series 10
ING GET U.S. Core Portfolio – Series 11
ING GET U.S. Core Portfolio – Series 12
ING GET U.S. Core Portfolio – Series 13
ING GET U.S. Core Portfolio – Series 14
ING VP Global Equity Dividend Portfolio

ING VARIABLE PRODUCTS TRUST

ING VP Financial Services Portfolio
ING VP High Yield Bond Portfolio
ING VP International Value Portfolio
ING VP MidCap Opportunities Portfolio
ING VP Real Estate Portfolio
ING VP SmallCap Opportunities Portfolio

ING GET FUND

ING GET Fund – Series V

ING SERIES FUND, INC.

Brokerage Cash Reserves
ING 130/30 Fundamental Research Fund
ING Balanced Fund
ING Disciplined Core Fund
ING Global Income Builder Fund
ING Global Science and Technology Fund
ING Growth and Income Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING Money Market Fund
ING Small Company Fund
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund
ING Tactical Asset Allocation Fund

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING VP Strategic Allocation Conservative Portfolio
ING VP Strategic Allocation Growth Portfolio
ING VP Strategic Allocation Moderate Portfolio

ING VARIABLE FUNDS

ING VP Growth and Income Portfolio

(1)

Under the terms of the Management Agreement between ING Investors Trust and Directed Services, LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, LLC as provided in the Management Agreement.

ING VARIABLE PORTFOLIOS, INC.

ING BlackRock Global Science and Technology Portfolio
ING Opportunistic LargeCap Growth Portfolio
ING Opportunistic LargeCap Value Portfolio
ING VP Index Plus LargeCap Portfolio
ING VP Index Plus MidCap Portfolio
ING VP Index Plus SmallCap Portfolio
ING VP Small Company Portfolio
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio

ING VP BALANCED PORTFOLIO, INC.

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

(1)

Under the terms of the Management Agreement between ING Investors Trust and Directed Services, LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, LLC as provided in the Management Agreement.